UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 28, 2005
                                                --------------------------------


    Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant") (as depositor for the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18
under the Pooling and Servicing Agreement, dated as of April 1, 2005 relating to the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 Commercial
             Mortgage Pass-Through Certificates, Series 2005-TOP18)
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Delaware                              333-120522-02              13-3411414
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

383 Madison Avenue                                                 10179
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  ------------------------------

                                 Not applicable
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18. On April 28, 2005, Bear Stearns Commercial Mortgage Securities Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, ARCAP Servicing Inc., as special servicer, LaSalle Bank, National Association, as trustee, Wells Fargo Bank, National Association, as paying agent and certificate registrar, and ABN AMRO Bank, N.V., as Fiscal Agent, of Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18. (the "Certificates"), issued in twenty-five classes. The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-4FL, Class A-J, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of April 28, 2005 of $1,055,718,000 were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of April 19, 2005, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (4) Pooling and Servicing Agreement, dated as of April 1, 2005, among Bear Stearns Commercial Mortgage Securities Inc., Wells Fargo Bank, National Association, ARCAP Servicing Inc., LaSalle Bank, National Association, and ABN AMRO Bank, N.V.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEAR STEARNS COMMERCIAL MORTGAGE
                                     SECURITIES INC.


      May 12, 2005

                                   By:/s/ Richard A. Ruffer Jr.
                                      ----------------------------------------
                                      Name:  Richard A Ruffer Jr
                                      Title: Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

4                 Pooling and Servicing Agreement,                (E)
                  dated as of April 1, 2005, among
                  Bear Stearns Commercial Mortgage
                  Securities Inc., Wells Fargo
                  Bank, National Association,
                  ARCAP Servicing Inc., LaSalle
                  Bank, National Association, and
                  ABN AMRO Bank, N.V.


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